GreenPoint Manufactured Housing Contract Trust
Pass Through
Certificates
Series 1998-1

                           MONTHLY REPORT - COMBINED

Determination Date:         12-Jan-00
Remittance Date:            18-Jan-00
Month End Date:             31-Dec-99

------------------------------------------------------------------------------------------------------------------------------------
     (a)      Class I A Distribution Amount                                                                            6,090,192.62
     (b)      Class I A Distribution Principal                                                                         3,689,007.82
                          Scheduled Payments of Principal                                               595,460.54
                          Partial Prepayments                                                           130,164.67
                          Scheduled Principal Balance Principal Prepayment in Full                    1,212,906.70
                          Scheduled Principal Balance Liquidated Contracts                            1,750,475.91
                          Scheduled Principal Balance Repurchases                                             0.00

     (c)      Class I A Interest Distribution                                                                          2,401,184.80
              Class I A Interest Shortfall                                                                                     0.00

     (d)      Class I A Remaining Certificate Balance                                                                430,587,067.53
              Class II A Remaining Certificate Balance                                                               217,427,166.43

     (e)      Class II A Distribution Amount                                                                           3,554,499.48
     (f)      Class II A Distribution Principal                                                                        2,096,723.65
                          Scheduled Payments of Principal                                               233,112.61
                          Partial Prepayments                                                           227,903.54
                          Scheduled Principal Balance Principal Prepayment in Full                      825,405.50
                          Scheduled Principal Balance Liquidated Contracts                              810,302.00
                          Scheduled Principal Balance Repurchases                                             0.00

     (g)      Class II A Interest Distribution                                                                         1,457,775.83
              Class II A Interest Shortfall                                                                                    0.00


     (h)      Class I A Pass Through Rate                                                                                  6.635000%
              Class II A Pass Through Rate                                                                                 7.031250%

     (i)      Monthly Servicing Fee Class I A                                                                            361,896.73
              Monthly Servicing Fee Class II A                                                                           182,936.58

     (j)      Delinquency                                                                     # of Contracts        Prin. Balance
                                                                                        --------------------------------------------

                          a)  One Monthly Payment Delinquent                                    376                   14,137,819.29
                          b)  Two Monthly Payments                                              111                    4,275,403.26
                          c)  Three or more Monthly Payments                                    131                    5,901,813.25
                                                                                        ------------               -----------------
                                                                                                618                   24,315,035.80
                                                                                        ============               =================


     (k)      Repurchased Contracts                                                           # of Contracts       Repurchase Price
                                                                                        --------------------------------------------
              (see attached)                       Total Repurchases                              0                            0.00
                                                                                        ============               =================

     (l)      Repossessions or Foreclosures                                               Number                    Actual Balance
                                                                                        ------------               -----------------
                                                                      BOP Repossessions         278                  $10,602,181.66
                                                                Plus Repossessions this          86                    3,117,014.08
                                                                                  Month
                                                                      Less Liquidations         (81)                  (2,595,411.53)
                                                                                        ------------               -----------------
                                                                      EOP Repossessions         283                  $11,123,784.21
                                                                                        ============               =================

     (m)      Group I Enhancement Payment                                                                                      0.00
              Group II Enhancement Payment                                                                                     0.00

     (n)      Monthly Advance Group I                                                                                    615,422.51
              Outstanding Amount Advanced Group I                                                                      1,724,403.17
              Monthly Advance Group II                                                                                   492,191.77
              Outstanding Amount Advanced Group II                                                                       966,717.08

     (o)      Group I Deposit to Special Account/ (Group I Withdrawal from Special Account)                                    0.00
              Group II Deposit to Special Account/ (Group II Withdrawal from Special Account)                                  0.00

     (p)      Amount Distributed to Class R Certificateholders                                                                 0.00

     (q)      Net Weighted Average Contract Rate Group I                                                                       9.45%
              Net Weighted Average Contract Rate Group II                                                                      9.03%

     (r)      Group I Pool Principal Balance percentage                                                                   90.085864%
              Group II Pool Principal Balance percentage                                                                  87.058337%

     (s)      Aggregate Deficiency Amounts                                                                                 20,23.33
              Servicer Deficiency Amounts received                                                                         7,183.17

     (t)      Net Funds Carryover Amount paid to Class II A Certificateholders                                                 0.00
              Net Funds Carryover Amount remaining                                                                             0.00